UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 23, 2006

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COVENANT TRANSPORT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stockholder Approval of the 2006 Omnibus Incentive Plan

On May 23, 2006, the stockholders of Covenant Transport, Inc., a Nevada corporation (the "Company"), upon the recommendation of the Company's Board of Directors (the "Board"), approved the 2006 Omnibus Incentive Plan (the "2006 Plan"). The 2006 Plan replaces the Company's 2003 Incentive Stock Plan, Amended and Restated Incentive Stock Plan, Outside Director Stock Option Plan, and 1998 Non-Officer Incentive Stock Plan. A summary of certain provisions of the 2006 Plan is included on pages 21 through 27 of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2006 (the "Proxy Statement"), and a copy of the 2006 Plan is attached as Appendix A to the Proxy Statement.

Awards of Restricted Common Stock and Option to Purchase Common Stock to Certain Officers

On May 23, 2006, the Compensation Committee of the Board, upon receiving stockholder approval of the 2006 Plan, granted thereunder (i) annual and special awards of restricted shares of the Company's Class A common stock, $0.01 par value per share ("Common Stock"), and (ii) an option to purchase shares of Common Stock to certain officers of the Company, as set forth in the table below.

Officer	Title	Annual Award of Restricted Common Stock	Special Award of Restricted Common Stock	Award of Option to Purchase Common Stock

Jeffery Acuff	Vice President and General Manager, Expedited Service Offering	3,000	25,000	N/A

Richard Cribbs	Corporate Controller	1,500	N/A	2,500

Joey Hogan	Executive Vice President and Chief Financial Officer	4,000	33,333	N/A

David Hughes	Treasurer and Director of Business Development	3,000	25,000	N/A

R.H. Lovin	Senior Vice President - Administration	3,000	25,000	N/A

L.D. Miller	Executive Vice President - Sales and Marketing	3,000	33,333	N/A

Michael Miller	Executive Vice President and Chief Operating Officer	4,000	33,333	N/A

David Parker	Chairman, President, and Chief Executive Officer	4,000	50,000	N/A

Jeffrey Paulsen	Vice President and General Manager, Over-the-Road Service Offering	3,000	25,000	N/A

Mary Roseman	Director of Accounts Receivable	1,200	8,333	N/A

Tony Smith	President, Southern Refrigerated Transport, Inc.	3,000	25,000	N/A

Jeffrey Taylor	Vice President and General Manager, Temperature-Controlled Service Offering	3,000	25,000	N/A

Richard Towe	Senior Vice President - Driver Recruiting and Retention	3,000	8,333	N/A

Annual Award of Restricted Common Stock. As part of the annual award, the Compensation Committee granted a total of 38,700 shares of restricted Common Stock to certain officers of the Company. Such shares will vest in equal increments over the four-year period beginning on the first anniversary of the award date, subject to the Company's reaching of the earnings-per-share targets of $0.75 in 2006, $1.05 in 2007, $1.35 in 2008, and $1.55 in 2009. Any percentage that fails to vest as a result of failure to reach a particular target will vest if the Company meets a subsequent target. As a condition to selling any vested shares of restricted Common Stock, the recipients are required to maintain an equivalent of 200% of their respective annual salaries on the date of the proposed sale in the combination of (i) Common Stock, and (ii) 50% of the value of (a) unexercised options to purchase Common Stock, and (b) restricted Common Stock; provided that the recipients may sell such portion of the restricted shares that is necessary to cover the federal and state taxes the holder incurs upon vesting of the shares. The granted shares are subject to additional terms set forth in the 2006 Plan and the Officer Restricted Stock Award Notice substantially in the form that will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

Special Award of Restricted Common Stock. In connection with the Company's internal realignment and goal to return to a 90% operating ratio or better, the Compensation Committee made a special grant to individuals with key roles in the Company's performance. The grant is conditioned upon achieving a goal of $2.00 per share by 2010. The special award included a total of 316,665 shares of restricted Common Stock. Such shares will vest completely in any year between 2007 and 2010 in which the Company has reached an earnings-per-share target of $2.00. The earnings-per-share target excludes the effect of the vesting of the awards on earnings per share as well as extraordinary gains. The recipients must hold the shares for one year after vesting; provided that the recipients may sell such portion of the restricted shares that is necessary to cover the federal and state taxes the holder incurs upon vesting of the shares. The shares are subject to additional terms set forth in the 2006 Plan and the Restricted Stock Special Award Notice substantially in the form that will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

Award of Option to Purchase Common Stock. The Compensation Committee granted an option to purchase 2,500 shares of Common Stock to an officer in connection with his appointment as the Company's Controller. The option was granted at an exercise price of $12.79, the closing price of Common Stock on the award date, vests in equal increments over the three-year period beginning on the first anniversary of the award date, and expires on the tenth anniversary of the award date. The option is subject to additional terms set forth in the 2006 Plan and the Incentive Stock Option Award Notice substantially in the form that will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

Changes in Compensation of, and Awards of Common Stock to, Outside Directors

Changes in Outside Director Compensation. On May 23, 2006, the Board, acting pursuant to a recommendation of the Compensation Committee, increased the annual retainer of the Company's outside directors from $15,000 to $25,000, payable quarterly, and eliminated all of the fees payable to the outside directors per Board or committee meeting attended. The Board also increased the additional annual retainer of the Audit Committee Chairman and the Compensation Committee Chairman from $5,000 and $3,000 to $7,500 and $5,000, respectively. In addition, the Board established a new additional annual retainer in the amount of (i) $3,000 for the Nominating and Corporate Governance Committee Chairman, and (ii) $5,000, $4,000, and $2,500 for each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, respectively.

Award of Common Stock to Outside Directors. On the same date, each outside director was granted 1,955 shares of Common Stock, with an approximate $25,000 cash value based on the closing price of Common Stock on the award date. A total of 11,730 of shares of Common Stock were granted. The award is not subject to any additional conditions and is effective on the award date. This award is in lieu of stock options that had previously been a part of outside director compensation. The directors can only sell the shares if, after the sale, they maintain a minimum of $100,000 in value of Common Stock.

Item 7.01	Regulation FD Disclosure.

Extension of Stock Repurchase Program

On May 23, 2006, the Board extended the Company's existing stock repurchase program until June 30, 2007. Under the program the Company has the authority to repurchase up to 1,154,100 shares of Common Stock in open market or negotiated transactions.

Appointment of Corporate Controller

On May 15, 2006, Richard Cribbs joined the Company as Controller. Mr. Cribbs has over 15 years of accounting experience. Mr. Cribbs previously served as corporate controller of a company with publicly traded debt and chief financial officer of a large private company. He is a certified public accountant with four years of experience at Arthur Andersen LLP from 1992 to 1996.

The information reported under this item shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information does not constitute an admission as to the materiality of any such information.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	10.21	2006 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement filed April 17, 2006, File No. 000-24960)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORT, INC.

Date: May 26, 2006	By:	/s/ Joey B. Hogan
Joey B. Hogan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.21	2006 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement filed April 17, 2006, File No. 000-24960)